UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2020

ZIVO BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30415	87-0699977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2804 Orchard Lake Road, Suite 202, Keego Harbor Michigan 48320

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (248) 452-9866

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual meeting of the shareholders of Zivo Bioscience, Inc. on November 11, 2020, shareholders: (1) elected the five nominees for Board of Directors to serve until the next annual meeting of shareholders in 2021 and until his/her successor is elected and qualified; (2) approved, on an advisory basis, the compensation of the Company's named executive officers for the fiscal year ended December 31, 2019; (3) voted, on an advisory basis, to conduct an advisory vote on executive compensation every year;; (4) approved an amendment to our Articles of Incorporation, as amended, to effect, at the option of the Board of Directors, a reverse stock split of our common stock at a reverse stock split ratio ranging from one-for-twenty five (1:25) to one-for-one hundred twenty (1:120), with the effectiveness of such amendment to be determined by the Board of Directors prior to November 11, 2021; and (5) approved an amendment to our Articles of Incorporation, as amended, authorizing a reduction in the total number of authorized shares of our common stock, with the specific number of authorized shares determined by a formula that is based on 1/10th if the ratio utilized for the reserve stock split.

The results of the voting are shown below.

Proposal 1 – Election of Directors

Nominees	Votes For	Withhold
Christopher D. Maggiore	226,113,742	210,437
Nola E. Masterson	225,139,642	1,184,537
John B. Payne	226,064,142	260,037
Andrew A. Dahl	216,792,386	9,531,793
Robert O. Rondeau	223,332,742	2,991,437

Proposal 2 – To approve (on an advisory basis) the compensation of the Company's named executive officers for the fiscal year ended December 31, 2019.

Votes For	Against	Abstain
219,033,409	6,756,685	534,085

Proposal 3 – To approve (on an advisory basis) the frequency with which the Company holds a vote regarding the compensation of the Company’s named executive officers:

Every Year	Every Two Years	Every Three Years	Abstain
196,801,236	943,749	28,101,694	477,500

Proposal 4 – To approve an amendment to our Articles of Incorporation, as amended, to effect, at the option of the Board of Directors, a reverse stock split of our common stock at a reverse stock split ratio ranging from one-for-twenty five (1:25) to one-for-one hundred twenty (1:120), with the effectiveness of such amendment to be determined by the Board of Directors prior to November 11, 2021.

Votes For	Against	Abstain
220,913,723	4,809,576	300,880

Proposal 5 – To approve an amendment to our Articles of Incorporation, as amended, authorizing a reduction in the total number of authorized shares of our common stock, with the specific number of authorized shares determined by a formula that is based on 1/10th if the ratio utilized for the reserve stock split.

Votes For	Against	Abstain
221,000,364	4,686,135	337,680

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2020
ZIVO BIOSCIENCE, INC.

By:	/S/ PHILIP M. RICE, II
Name:	Philip M. Rice, II
Title:	Chief Financial Officer